EXHIBIT 21                        TELEPHONE AND DATA SYSTEMS, INC.
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997



                                                                     STATE OF
              TDS COMPANIES                                       INCORPORATION
              -------------                                       -------------

       TELEPHONE COMPANIES
       -------------------
       TDS TELECOMMUNICATIONS CORPORATION                            DELAWARE

       NORTHEAST REGION
       ----------------
       THE CHICHESTER TELEPHONE COMPANY, INC.                        NEW HAMPSHIRE
       DEPOSIT TELEPHONE COMPANY, INC.                               NEW YORK
       EDWARDS TELEPHONE COMPANY, INC.                               NEW YORK
       HAMPDEN TELEPHONE COMPANY                                     MAINE
       HARTLAND & ST. ALBANS TELEPHONE COMPANY                       MAINE
       THE ISLAND TELEPHONE COMPANY                                  MAINE
       KEARSARGE TELEPHONE COMPANY                                   NEW HAMPSHIRE
       LUDLOW TELEPHONE COMPANY                                      VERMONT
       MAHANOY & MAHANTANGO TELEPHONE COMPANY                        PENNSYLVANIA
       MERIDEN TELEPHONE COMPANY, INC.                               NEW HAMPSHIRE
       NORTHFIELD TELEPHONE COMPANY                                  VERMONT
       ORISKANY FALLS TELEPHONE CORP.                                NEW YORK
       PERKINSVILLE TELEPHONE COMPANY, INC.                          VERMONT
       PORT BYRON TELEPHONE COMPANY                                  NEW YORK
       SOMERSET TELEPHONE COMPANY                                    MAINE
       SUGAR VALLEY TELEPHONE COMPANY                                PENNSYLVANIA
       VERNON TELEPHONE COMPANY                                      NEW YORK
       WARREN TELEPHONE COMPANY                                      MAINE
       WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY                  MAINE

       SOUTHEAST REGION
       ----------------
       AMELIA TELEPHONE CORPORATION                                  VIRGINIA
       BARNARDSVILLE TELEPHONE COMPANY                               NORTH CAROLINA
       BLUE RIDGE TELEPHONE COMPANY                                  GEORGIA
       BUTLER TELEPHONE COMPANY, INC.                                ALABAMA
       CALHOUN CITY TELEPHONE COMPANY, INC.                          MISSISSIPPI
       CAMDEN TELEPHONE AND TELEGRAPH COMPANY                        GEORGIA
       CONCORD TELEPHONE EXCHANGE, INC.                              TENNESSEE
       GOSHEN TELEPHONE COMPANY                                      ALABAMA
       GROVE HILL TELEPHONE CORPORATION                              ALABAMA
       HUMPHREYS COUNTY TELEPHONE COMPANY                            TENNESSEE
       LESLIE COUNTY TELEPHONE COMPANY                               KENTUCKY
       LEWISPORT TELEPHONE COMPANY, INC.                             KENTUCKY
       McCLELLANVILLE TELEPHONE COMPANY, INC.                        SOUTH CAROLINA
       MYRTLE TELEPHONE COMPANY                                      MISSISSIPPI
       NELSON-BALL GROUND TELEPHONE COMPANY                          GEORGIA
       NEW CASTLE TELEPHONE COMPANY                                  VIRGINIA
       NORWAY TELEPHONE COMPANY                                      SOUTH CAROLINA
       OAKMAN TELEPHONE COMPANY, INC.                                ALABAMA
       PEOPLES TELEPHONE COMPANY                                     ALABAMA
       QUINCY TELEPHONE COMPANY                                      FLORIDA
       SALEM TELEPHONE COMPANY, INC.                                 KENTUCKY
       SALUDA MOUNTAIN TELEPHONE COMPANY                             NORTH CAROLINA
       SERVICE TELEPHONE COMPANY, INC.                               NORTH CAROLINA
       SOUTHEAST MISSISSIPPI TELEPHONE COMPANY                       MISSISSIPPI
       ST STEPHEN TELEPHONE COMPANY                                  SOUTH CAROLINA
       TELLICO TELEPHONE COMPANY, INC.                               TENNESSEE
       TENNESSEE TELEPHONE COMPANY                                   TENNESSEE
       VIRGINIA TELEPHONE COMPANY                                    VIRGINIA
       WILLISTON TELEPHONE COMPANY                                   SOUTH CAROLINA

       WESTERN DIVISION
       ----------------
       ARIZONA TELEPHONE COMPANY                                     ARIZONA
       ASOTIN TELEPHONE COMPANY                                      WASHINGTON

                                     Page 1



EXHIBIT 21                        TELEPHONE AND DATA SYSTEMS, INC.
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              TDS COMPANIES                                       INCORPORATION
              -------------                                       -------------

       CLEVELAND COUNTY TELEPHONE CO., INC.                       ARKANSAS
       DECATUR TELEPHONE COMPANY                                  ARKANSAS
       DELTA COUNTY TELE-COMM, INC.                               COLORADO
       HAPPY VALLEY TELEPHONE COMPANY                             CALIFORNIA
       HOME TELEPHONE COMPANY                                     OREGON
       HORNITOS TELEPHONE COMPANY                                 CALIFORNIA
       LEWIS RIVER TELEPHONE COMPANY                              WASHINGTON
       MCDANIEL TELEPHONE COMPANY                                 DELAWARE
       MID-AMERICA TELEPHONE, INC.                                OKLAHOMA
       NEW LONDON TELEPHONE COMPANY                               MISSOURI
       OKLAHOMA COMMUNICATION SYSTEMS, INC.                       OKLAHOMA
       ORCHARD FARM TELEPHONE COMPANY                             MISSOURI
       POTLATCH TELEPHONE COMPANY                                 IDAHO
       SOUTHWESTERN TELEPHONE COMPANY                             ARIZONA
       STOUTLAND TELEPHONE COMPANY                                MISSOURI
       STRASBURG TELEPHONE COMPANY                                COLORADO
       TROY TELEPHONE COMPANY, INC.                               IDAHO
       WINTERHAVEN TELEPHONE COMPANY                              CALIFORNIA
       WYANDOTTE TELEPHONE CO.                                    OKLAHOMA

       MIDWEST REGION
       --------------

       ARVIG TELEPHONE COMPANY                                    MINNESOTA
       BADGER TELECOM, INC.                                       WISCONSIN
       BLACK EARTH TELEPHONE COMPANY, INC.                        WISCONSIN
       BONDUEL TELEPHONE COMPANY                                  WISCONSIN
       BRIDGE WATER TELEPHONE COMPANY                             MINNESOTA
       BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY         WISCONSIN
       CENTRAL STATE TELEPHONE COMPANY                            WISCONSIN
       DANUBE TELEPHONE COMPANY                                   MINNESOTA
       EASTCOAST TELECOM, INC.                                    WISCONSIN
       GRANTLAND TELECOM, INC.                                    WISCONSIN
       MIDWAY TELEPHONE COMPANY                                   WISCONSIN
       MID-STATE TELEPHONE COMPANY                                MINNESOTA
       MT VERNON TELEPHONE COMPANY                                WISCONSIN
       RIVERSIDE TELECOM, INC.                                    WISCONSIN
       SCANDINAVIA TELEPHONE COMPANY                              WISCONSIN
       STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, INC.             WISCONSIN
       TENNEY TELEPHONE COMPANY                                   WISCONSIN
       UTELCO, INC.                                               WISCONSIN
       WAUNAKEE TELEPHONE COMPANY, INC.                           WISCONSIN
       WINSTED TELEPHONE COMPANY                                  MINNESOTA

       MID-CENTRAL DIVISION
       --------------------

       ARCADIA TELEPHONE COMPANY                                  OHIO
       CAMDEN TELEPHONE COMPANY                                   INDIANA
       CHATHAM TELEPHONE COMPANY                                  MICHIGAN
       COMMUNICATION CORPORATION OF MICHIGAN                      MICHIGAN
       COMMUNICATIONS CORPORATION OF INDIANA                      INDIANA
       COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA             INDIANA
       CONTINENTAL TELEPHONE COMPANY                              OHIO
       HOME TELEPHONE COMPANY, INC.                               INDIANA
       HOME TELEPHONE COMPANY OF PITTSBORO, INC.                  INDIANA
       ISLAND TELEPHONE COMPANY                                   MICHIGAN
       LITTLE MIAMI COMMUNICATIONS CORPORATION                    OHIO
       OAKWOOD TELEPHONE COMPANY                                  OHIO
       SHIAWASSEE TELEPHONE COMPANY                               MICHIGAN
       TIPTON TELEPHONE COMPANY, INC.                             INDIANA
       TRI-COUNTY TELEPHONE COMPANY, INC.                         INDIANA
       VANLUE TELEPHONE COMPANY                                   OHIO


                                     Page 2


EXHIBIT 21                        TELEPHONE AND DATA SYSTEMS, INC.
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              TDS COMPANIES                                       INCORPORATION
              -------------                                       -------------

       WOLVERINE TELEPHONE COMPANY                                MICHIGAN

       MANAGEMENT SERVICES
       -------------------
       TDS TELECOM, INC. (f.k.a. CENTRAL REGION TSSD, INC.)       IOWA
       ARVIG CELLULAR, INC.                                       MINNESOTA
       ARVIG TELCOM, INC.                                         MINNESOTA
       AZTEL, INC.                                                ARIZONA
       DANUBE COMMUNICATIONS, INC.                                MINNESOTA
       METROPLEX COMMUNICATIONS CORPORATION                       WASHINGTON
       METROPLEX OLYMPIA CELLULAR CORPORATION                     WASHINGTON
       METROPLEX PORTLAND CELLULAR COMMUNICATIONS CORPORATION     WASHINGTON
       METROPLEX RSA-7 CELLULAR COMMUNICATIONS CORPORATION        WASHINGTON
       METROPLEX SECURITY COMPANY                                 WASHINGTON
       MONROE COMMUNICATIONS CORPORATION                          WISCONSIN

       CABLE COMPANIES
       ---------------
       ACORN CABLE COMPANY                                        WASHINGTON
       21ST CENTURY T.V., INC.                                    ARIZONA
       CALHOUN ANTENNA SERVICE INC.                               MISSISSIPPI
       CAROLINA CABLE T.V. CO., INC.                              SOUTH CAROLINA
       COMVIDEO SYSTEMS, INC.                                     CALIFORNIA
       CONDON TV SYSTEMS INC.                                     OREGON
       DELTA COUNTY CATV                                          DELAWARE
       INTERLAKE CABLEVISION, INC.                                MINNESOTA
       HOME CATV                                                  SOUTH CAROLINA
       KEARSARGE CABLE COMMUNICATIONS INC.                        NEW HAMPSHIRE
       LEWISPORT CABLE TV                                         KENTUCKY
       METROPLEX CABLE INC.                                       WASHINGTON
       TDS CABLE COMMUNICATIONS COMPANY, INC.                     IOWA
       TRI-COUNTY COMMUNICATIONS CORPORATION                      INDIANA
       VOLUNTEER TV CABLE CO.                                     TENNESSEE
       WARREN CABLE COMPANY                                       MAINE

       SERVICE COMPANIES
       -----------------
       AFFILIATE FUND                                             DELAWARE
       AMERICAN COMMUNICATIONS CONSULTANTS, INC.                  TENNESSEE
       AMERICAN RADIO COMMUNICATIONS, INC.                        DELAWARE
       COMMVEST, INC.                                             DELAWARE
       INTEGRATED COMMUNICATIONS SERVICES, INC.                   WISCONSIN
       NATIONAL TELEPHONE & TELEGRAPH COMPANY                     CALIFORNIA
       RUDEVCO, INC.                                              CALIFORNIA
       RURAL DEVELOPMENT ACQUISITION CORP                         MARYLAND
       SUTTLE PRESS INC.                                          WISCONSIN
       TDS DATACOM, INC.                                          DELAWARE
       TDS METROCOM, INC.                                         DELAWARE
       TDSNET                                                     ALABAMA
       TDS REAL ESTATE INVESTMENT CORPORATION                     WISCONSIN
       TEL RADIO COMMUNICATION PROPERTIES, INC.                   WISCONSIN
       TELECOMMUNICATION TECHNOLOGIES FUND, INC.                  MARYLAND
       TTC ACQUISITION CORP.                                      NEW YORK
       TDS CAPITAL TRUST I                                        DELAWARE
       TDS CAPITAL TRUST II                                       DELAWARE
       TDS CAPITAL TRUST III                                      DELAWARE
       US LINK, INC.                                              MINNESOTA

       RADIO PAGING COMPANIES
       ----------------------
       AMERICAN PAGING, INC.                                      DELAWARE
       ADVANCED WIRELESS MESSAGING INC.                           DELAWARE
       AMERICAN MESSAGING SERVICES, LLC                           MINNESOTA
       AMERICAN PAGING, INC. (OF ARIZONA)                         ARIZONA
       AMERICAN PAGING, INC. (OF CALIFORNIA)                      CALIFORNIA
       AMERICAN PAGING, INC. (OF DISTRICT OF COLUMBIA)            WASHINGTON D.C.
       AMERICAN PAGING, INC. (OF FLORIDA)                         FLORIDA

                                     Page 3


EXHIBIT 21                        TELEPHONE AND DATA SYSTEMS, INC.
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              TDS COMPANIES                                       INCORPORATION
              -------------                                       -------------

       AMERICAN PAGING, INC. (OF GEORGIA)                         GEORGIA
       AMERICAN PAGING, INC. (OF ILLINOIS)                        ILLINOIS
       AMERICAN PAGING, INC. (OF INDIANA)                         INDIANA
       AMERICAN PAGING, INC. (OF KENTUCKY)                        KENTUCKY
       AMERICAN PAGING, INC. (OF LOUISIANA)                       LOUISIANA
       AMERICAN PAGING, INC. (OF MARYLAND)                        MARYLAND
       AMERICAN PAGING, INC. (OF MINNESOTA)                       MINNESOTA
       AMERICAN PAGING OF MISSOURI, INC.                          MISSOURI
       AMERICAN PAGING, INC. (OF NEW MEXICO)                      NEW MEXICO
       AMERICAN PAGING, INC. (OF NEW YORK)                        NEW YORK
       AMERICAN PAGING, INC. (OF NORTH CAROLINA)                  NORTH CAROLINA
       AMERICAN PAGING, INC. (OF OHIO)                            OHIO
       AMERICAN PAGING, INC. (OF OKLAHOMA)                        OKLAHOMA
       A.P. OF PENNSYLVANIA, INC.                                 PENNSYLVANIA
       AMERICAN PAGING, INC. (OF SOUTH CAROLINA)                  SOUTH CAROLINA
       AMERICAN PAGING, INC. (OF TENNESSEE)                       TENNESSEE
       AMERICAN PAGING, INC. (OF TEXAS)                           TEXAS
       AMERICAN PAGING, INC. (OF UTAH)                            UTAH
       AMERICAN PAGING, INC. (OF VIRGINIA)                        VIRGINIA
       AMERICAN PAGING, INC. (OF WISCONSIN)                       WISCONSIN
       AMERICAN PAGING NETWORK, INC.                              DELAWARE
       APPNOC, INC.                                               DELAWARE
       APIXUS, LLC                                                MINNESOTA

       PERSONAL COMMUNICATON SERVICE COMPANIES
       ---------------------------------------

       AERIAL COMMUNICATIONS, INC.                                DELAWARE
       APT ALASKA, INC.                                           DELAWARE
       APT COLUMBUS, INC.                                         DELAWARE
       APT GUAM, INC.                                             DELAWARE
       APT HOUSTON, INC.                                          DELAWARE
       APT KANSAS CITY, INC.                                      DELAWARE
       APT MINNEAPOLIS, INC.                                      DELAWARE
       APT OPERATING COMPANY, INC.                                DELAWARE
       APT TAMPA / ORLANDO, INC.                                  DELAWARE
       APT PITTSBURGH GENERAL PARTNER, INC.                       DELAWARE
       APT PITTSBURGH LIMITED PARTNERSHIP                         DELAWARE

       CELLULAR COMPANIES
       ------------------

       UNITED STATES CELLULAR CORPORATION                         DELAWARE
       CANTON CELLULAR TELEPHONE COMPANY                          PENNSYLVANIA
       CARRY PHONE, INC.                                          DELAWARE
       CELLVEST, INC.                                             DELAWARE
       LAR-TEX CELLULAR TELEPHONE COMPANY, INC.                   DELAWARE
       MEDFORD PAGING, INC.                                       OREGON
       NATIONAL CELLULAR COMMUNICATIONS, INC.                     LOUISIANA
       USCOC OF CORPUS CHRISTI, INC.                              TEXAS
       TRI-CITIES PAGING, INC.                                    WASHINGTON
       UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA       MISSOURI
       USCOC OF CUMBERLAND, INC.                                  MARYLAND
       UNITED STATES CELLULAR OPERATING COMPANY - DES MOINES      IOWA
       UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD        OREGON
       UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND       WASHINGTON
       USCC REAL ESTATE CORPORATION                               DELAWARE
       USCC PAYROLL CORPORATION                                   DELAWARE
       MIDWEST PAYROLL CORPORATION                                DELAWARE
       USCOC OF TALLAHASSEE, INC.                                 FLORIDA
       CALIFORNIA RURAL SERVICE AREA #1, INC.                     CALIFORNIA
       FLORIDA RSA #8, INC.                                       DELAWARE

                                     Page 4


EXHIBIT 21                        TELEPHONE AND DATA SYSTEMS, INC.
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              TDS COMPANIES                                       INCORPORATION
              -------------                                       -------------

       GEORGIA RSA # 11, INC.                                     GEORGIA
       GEORGIA RSA # 13, INC.                                     GEORGIA
       HARDY CELLULAR TELEPHONE COMPANY                           DELAWARE
       ILLINOIS RSA # 3, INC.                                     ILLINOIS
       IOWA 13, INC.                                              DELAWARE
       MAINE RSA # 1, INC.                                        MAINE
       MCDANIEL CELLULAR TELEPHONE COMPANY                        DELAWARE
       MICHIGAN RSA # 4, INC.                                     MICHIGAN
       MISSOURI # 15 RURAL CELLULAR, INC.                         MISSOURI
       NH # 1 RURAL CELLULAR, INC.                                NEW HAMPSHIRE
       NORTH CAROLINA RSA # 4, INC.                               DELAWARE
       NORTH CAROLINA RSA NO. 6, INC.                             CALIFORNIA
       NORTH CAROLINA RSA # 9, INC.                               NORTH CAROLINA
       OHIO STATE CELLULAR PHONE COMPANY, INC.                    FLORIDA
       PEACE VALLEY CELLULAR TELEPHONE COMPANY                    DELAWARE
       TENNESSEE RSA # 4 SUB 2, INC.                              TENNESSEE
       TEXAS # 20 RURAL CELLULAR, INC.                            TEXAS
       USCOC OF HAWAII 3, INC.                                    DELAWARE
       USCOC OF IDAHO RSA # 5, INC.                               DELAWARE
       USCOC OF ILLINOIS RSA # 1, INC.                            VIRGINIA
       USCOC OF ILLINOIS RSA # 4, INC.                            ILLINOIS
       USCOC OF IOWA RSA # 1, INC.                                IOWA
       USCOC OF IOWA RSA # 16, INC.                               DELAWARE
       USCOC OF MISSOURI RSA # 5, INC.                            ILLINOIS
       USCOC OF MISSOURI RSA # 13, INC.                           DELAWARE
       USCOC OF NEW HAMPSHIRE RSA # 2, INC.                       DELAWARE
       USCOC OF NORTH CAROLINA RSA # 7, INC.                      NORTH CAROLINA
       USCOC OF OKLAHOMA RSA # 10, INC.                           OKLAHOMA
       USCOC OF OREGON RSA # 5, INC.                              DELAWARE
       USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.                  DELAWARE
       USCOC OF SOUTH CAROLINA RSA # 4, INC.                      SOUTH CAROLINA
       USCOC OF VIRGINIA RSA # 2, INC.                            VIRGINIA
       USCOC OF VIRGINIA RSA # 3, INC.                            VIRGINIA
       USCOC OF WASHINGTON-4, INC.                                DELAWARE
       VIRGINIA RSA # 4, INC.                                     VIRGINIA
       VIRGINIA RSA # 7, INC.                                     VIRGINIA
       WISCONSIN RSA # 7, INC.                                    DELAWARE
       ACC OF ROCKFORD, INC.                                      ILLINOIS
       DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                 DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, INC.                    DELAWARE
       TRI-STATES CELLULAR COMMUNICATIONS, INC.                   MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY                   DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR         MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS   DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE        IOWA
       UNITED STATES CELLULAR OPERATING COMPANY
           OF EVANSVILLE, INC.                                    INDIANA
       UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE     FLORIDA
       UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN         MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE      TENNESSEE
       UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC. WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF
           LEWISTON-AUBURN                                        MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF
           MANCHESTER-NASHUA, INC.                                NEW HAMPSHIRE
       UNITED STATES CELLULAR OPERATING COMPANY OF OWENSBORO      DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF ROCHESTER      MINNESOTA
       USCOC OF TEXAHOMA, INC.                                    TEXAS
       UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.    OKLAHOMA
       UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO       IOWA

                                     Page 5



EXHIBIT 21                        TELEPHONE AND DATA SYSTEMS, INC.
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              TDS COMPANIES                                       INCORPORATION
              -------------                                       -------------

       UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.   WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF WILLIAMSPORT   PENNSYLVANIA
       UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA         WASHINGTON
       USCOC OF CHARLOTTESVILLE, INC.                             VIRGINIA
       USCOC OF PORTLAND, INC.                                    MAINE
       USCOC OF VICTORIA, INC.                                    TEXAS
       INDIANA RSA # 4, INC.                                      DELAWARE
       INDIANA RSA # 5, INC.                                      INDIANA
       IOWA RSA # 12, INC.                                        DELAWARE
       IOWA RSA # 3, INC.                                         DELAWARE
       IOWA RSA # 9, INC.                                         DELAWARE
       I-5 CELLULAR, INC.                                         WASHINGTON
       MAINE RSA # 4, INC.                                        MAINE
       OHIO RSA # 1, INC.                                         OHIO
       OREGON RSA # 2, INC.                                       OREGON
       OREGON RSA # 3, INC.                                       OREGON
       OREGON RSA # 6, INC.                                       OREGON
       TENNESSEE RSA # 3, INC.                                    DELAWARE
       USCOC OF VIRGINIA RSA # 4, INC.                            ILLINOIS
       WASHINGTON RSA # 5, INC.                                   WASHINGTON
       WESTERN COLORADO CELLULAR, INC.                            COLORADO
       CAMDEN CELLULAR TELEPHONE COMPANY, INC.                    DELAWARE
       CAROLINA CELLULAR, INC.                                    NORTH CAROLINA
       EAU CLAIRE MSA, INC.                                       WISCONSIN
       FOUR D, LTD.                                               MISSISSIPPI
       UNITED STATES CELLULAR INVESTMENT COMPANY                  DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           EAU CLAIRE, INC.                                       WISCONSIN
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           PORTSMOUTH, INC.                                       NEW HAMPSHIRE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           RALEIGH-DURHAM                                         DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           SANTA CRUZ, INC.                                       CALIFORNIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF SARASOTA      FLORIDA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           ST. CLOUD, INC.                                        MINNESOTA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF WHEELING      WEST VIRGINIA
       UNITED STATES CELLULAR INVESTMENT CORPORATION OF
           LOS ANGELES                                            INDIANA
       UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN         PENNSYLVANIA
       UNITED STATES CELLULAR INVESTMENT CO. OF
           OKLAHOMA CITY, INC.                                    OKLAHOMA
       UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                WISCONSIN
       USCIC OF AMARILLO, INC.                                    DELAWARE
       USCIC OF BROWNSVILLE, INC.                                 DELAWARE
       USCIC OF FRESNO, INC.                                      CALIFORNIA
       USCIC OF JACKSON, INC.                                     DELAWARE
       USCIC OF MCALLEN, INC.                                     DELAWARE
       USCIC OF SEATTLE, INC.                                     DELAWARE
       IDAHO INVCO OF RSA # 1, INC.                               DELAWARE
       ILP, INC.                                                  DELAWARE
       MINNESOTA INVCO OF RSA # 5, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 7, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 8, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 9, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 10, INC.                          DELAWARE
       MINNESOTA INVCO OF RSA # 11, INC.                          DELAWARE
       VERMONT RSA NO. 2-B2, INC.                                 DELAWARE
       TEXAS INVCO OF RSA # 6, INC.                               DELAWARE

                                     Page 6



EXHIBIT 21                        TELEPHONE AND DATA SYSTEMS, INC.
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              TDS COMPANIES                                       INCORPORATION
              -------------                                       -------------

       USCIC OF COLORADO RSA # 3, INC.                            DELAWARE
       USCIC OF NORTH CAROLINA RSA # 1, INC.                      DELAWARE
       CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.           FLORIDA
       LACROSSE CELLULAR TELEPHONE COMPANY, INC.                  DELAWARE
       TULSA GENERAL PARTNER, INC.                                DELAWARE
       COMMUNITY CELLULAR TELEPHONE COMPANY                       TEXAS
       TEXAHOMA CELLULAR TELEPHONE CORPORATION                    TEXAS
       VICTORIA CELLULAR CORPORATION                              TEXAS
       BANGOR CELLULAR TELEPHONE, L.P.                            DELAWARE
       CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                      DELAWARE
       CHARLOTTESVILLE CELLULAR PARTNERSHIP                       WASHINGTON D.C.
       CROOK COUNTY RSA LIMITED PARTNERSHIP                       OREGON
       DAVENPORT CELLULAR TELEPHONE COMPANY                       IOWA
       DUBUQUE CELLULAR TELEPHONE, L.P.                           DELAWARE
       EAU CLAIRE CELLULAR TELEPHONE LIMITED PARTNERSHIP          WISCONSIN
       EVANSVILLE CELLULAR TELEPHONE COMPANY                      INDIANA
       GREEN BAY CELLTELCO                                        WASHINGTON D.C.
       I-5 WN MOBILNET LIMITED PARTNERSHIP                        WASHINGTON
       JANESVILLE CELLULAR TELEPHONE COMPANY, INC.                DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, L.P.                    DELAWARE
       KANSAS RSA #15 LIMITED PARTNERSHIP                         KANSAS
       LEWISTON CELLTELLCO PARTNERSHIP                            WASHINGTON D.C.
       MADISON CELLULAR TELEPHONE COMPANY                         WISCONSIN
       MAINE RSA NO. 4 LIMITED PARTNERSHIP                        MAINE
       MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                 DELAWARE
       NORTH CAROLINA RSA 1 PARTNERSHIP                           DELAWARE
       OHIO RSA #1 LIMITED PARTNERSHIP                            OHIO
       OREGON RSA NO. 3 LIMITED PARTNERSHIP                       OREGON
       OWENSBORO CELLULAR TELEPHONE, L.P.                         DELAWARE
       PA RURAL SERVICE AREA NO. 9 LIMITED PARTNERSHIP            PENNSYLVANIA
       RACINE CELLULAR TELEPHONE COMPANY                          WISCONSIN
       ROCHESTER CELLULAR TELEPHONE COMPANY, L.P.                 DELAWARE
       SHEBOYGAN CELLULAR TELEPHONE COMPANY, INC.                 DELAWARE
       TEXAHOMA CELLULAR LIMITED PARTNERSHIP                      TEXAS
       UNITED STATES CELLULAR TELEPHONE COMPANY
           (GREATER KNOXVILLE), L.P.                              TENNESSEE
       UNITED STATES CELLULAR TELEPHONE COMPANY
           (GREATER TULSA), L.L.C.                                OKLAHOMA
       VICTORIA CELLULAR PARTNERSHIP                              WASHINGTON D.C.
       WESTERN COLORADO CELLULAR OF COLORADO LIMITED PARTNERSHIP  COLORADO
       WESTERN SUB-RSA LIMITED PARTNERSHIP                        DELAWARE
       WATERLOO/CEDAR FALLS CELLTELCO PARTNERSHIP                 WASHINGTON D.C.
       WAUSAU CELLULAR TELEPHONE COMPANY LIMITED PARTNERSHIP      WISCONSIN
       YAKIMA MSA LIMITED PARTNERSHIP                             DELAWARE
       YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                   DELAWARE


                                     Page 7
